1 * For identification purposes only. Hong Kong Exchanges and Clearing Limited and The Stock Exchange of Hong Kong Limited take no responsibility for the contents of this announcement, make no representation as to its accuracy or completeness and expressly disclaim any liability whatsoever for any loss howsoever arising from or in reliance upon the whole or any part of the contents of this announcement. This announcement is for information purposes only and does not constitute an invitation or solicitation of an offer to acquire, purchase or subscribe for securities or an invitation to enter into an agreement to do any such things, nor is it calculated to invite any offer to acquire, purchase or subscribe for any securities. Neither this announcement nor anything herein forms the basis for any contract or commitment whatsoever. The securities referred to herein have not been and will not be registered under the U.S. Securities Act, or with any securities regulatory authority of any state of the United States or other jurisdiction and may not be offered or sold in the United States or to U.S. persons, except pursuant to an applicable exemption from, or in a transaction not subject to, the registration requirements of the U.S. Securities Act, and applicable state or local securities laws. No public offer of securities is to be made in the United States. (incorporated in the Cayman Islands with limited liability) (Stock Code: 1128 and Debt Stock Codes: 5279, 5280, 40102, 40259, 40357) INSIDE INFORMATION PROPOSED ISSUANCE OF CONVERTIBLE BONDS AND BUSINESS UPDATE Joint Global Coordinators and Joint Bookrunners Deutsche Bank Moelis & Company Goldman Sachs (Asia) L.L.C. Joint Bookrunner BofA Securities Exhibit 99.1

2 This announcement is issued pursuant to Rules 13.09 and 37.47B of the Listing Rules and under Part XIVA of the SFO. PROPOSED ISSUANCE OF THE CONVERTIBLE BONDS The Company is pleased to announce that it proposes to conduct an offering of the Bonds to professional investors only. As at the time of release of this announcement, the principal amount, terms and conditions of the proposed offering have yet to be determined. Upon finalizing the terms of the Bonds, the Company is expected to enter into a purchase agreement in respect of the proposed offering. The completion of the proposed offering is subject to, among other things, market conditions and investor interest. The Company will make further announcement(s) in respect of the proposed offering if the purchase agreement in respect of the proposed offering is signed. The Bonds will not be offered or sold in Hong Kong to the public within the meaning of the Companies (Winding Up and Miscellaneous Provisions) Ordinance (Chapter 32 of the Laws of Hong Kong). None of the Bonds will be offered to the public in Hong Kong other than to professional investors, and none of the Bonds will be placed to any connected person of the Company. As of the date of this announcement, the Company has appointed Deutsche Bank AG, Hong Kong Branch and Goldman Sachs (Asia) L.L.C. as overall coordinators and capital market intermediaries, and Merrill Lynch (Asia Pacific) Ltd. as a capital market intermediary, for the offering of the Bonds, which are subject to Paragraph 21 of and other additional requirements under the SFC Code. SECURITIES LENDING ARRANGEMENT In connection with the proposed offering, WM Cayman Holdings Limited I (the “Lender”), the direct holder of approximately 72% of the Company’s ordinary shares, intends to enter into a stock borrowing and lending agreement with an affiliate of one of the initial purchasers of the Bonds (the “Borrower”) pursuant to which the Lender will lend ordinary shares of the Company to the Borrower for the purposes of facilitating stock lending by the Borrower and/or its affiliates to investors in the Bonds. BUSINESS UPDATE The Company will provide certain information to potential professional investors of the Bonds as part of the bookbuilding exercise. To ensure that all of the Company’s shareholders and potential investors have equal and timely access to key information pertaining to the Group, set forth below are extracts of such information to be disclosed by the Company to potential professional investors of the Bonds: Recent Developments Preliminary First Quarter Results Following several challenging years for the Macau market primarily due to COVID-related restrictions since early 2020 that meaningfully limited travel to the market, we have been encouraged by the recent actions of both Mainland China and Macau authorities to reopen the

3 market to tourism. Over the past two months, we have been pleased to welcome back an increasing number of guests to our properties, with particular strength during the recent Chinese New Year Holiday Period (reflects the 10-day period around Chinese New Year). During this period, mass market table drop at our properties recovered to 95% of 2019 Chinese New Year levels with strong play across the spectrum from premium mass to core mass. Similarly, our direct VIP turnover was 40% above 2019 Chinese New Year levels. The non-gaming side of the business was also strong during the Chinese New Year Holiday Period, with hotel occupancy reaching 96% and our tenant retail sales increasing 34% compared to Chinese New Year 2019. Overall, during the Chinese New Year period, our Macau Operations delivered approximately US$4 million of hold-normalized Adjusted Property EBITDA per day (adjusted to normalize for the impact of lower than expected VIP table games win as a percentage of turnover). Additionally, we have been encouraged that business volumes have remained strong following Chinese New Year, despite the typical seasonal slowdown in the market post the holiday period. During the approximately four-week period post the holiday, our mass market table drop recovered to 82% of the corresponding 2019 period, and direct VIP turnover was 20% above 2019 levels. Similarly, the non-gaming business also remained strong with tenant retail sales 78% above the corresponding 2019 period. Based on preliminary financial information through February 28, 2023, we currently expect the total operating revenues of Wynn Resorts’ Macau Operations to be in the range of US$391 million to US$395 million for the two-month period ended February 28, 2023, compared to US$225.1 million for the two-month period ended February 28, 2022. We also expect Adjusted Property EBITDA of Wynn Resorts’ Macau Operations to be in the range of US$94 million to US$98 million for the two-month period ended February 28, 2023, compared to US$4.5 million for the two-month period ended February 28, 2022. We estimate that VIP table games win percentage negatively impacted Adjusted Property EBITDA by approximately US$13.3 million for the two-month period ended February 28, 2023 compared to a negative impact of approximately US$13.5 million for the two-month period ended February 28, 2022. We estimate the win percentage on mass market table games during the two months ended February 28, 2023 was 20.6%, compared to 19.8% for the two months ended February 28, 2022. Additionally, based on data from the Macau DICJ, we estimate our hold-normalized gross gaming revenue market share during the two-month period ended February 28, 2023 was approximately 15.0%, which was above 2019 levels, despite the meaningful changes in the Junket VIP environment. The expected results discussed above are based on preliminary financial information from January 1, 2023 through February 28, 2023. Actual results for the first quarter of 2023 could differ materially from the above expectations. Prospective investors should exercise caution in relying on this information and should not draw any inferences from this information regarding financial or operating data not yet provided or available. These preliminary results are subject to the completion of the first quarter of 2023 and of the condensed consolidated financial statements as of and for the three months ending March 31, 2023, including the review of those financial statements by the Company’s internal accounting professionals and our audit committee as well as the review by the Company’s independent auditors.

4 GENERAL The Company, through WRM, is a developer, owner and operator of destination casino resorts in Macau. WRM currently owns and operates the destination casino resorts “Wynn Palace” in the Cotai area of Macau and “Wynn Macau” on the Macau peninsula. As no definitive agreement in relation to the proposed offering has been entered into as at the date of this announcement, the proposed offering may not materialize. Investors and shareholders of the Company are urged to exercise caution when dealing in the securities of the Company. APPLICATION FOR LISTING The Company will apply to the Hong Kong Stock Exchange for the listing of, and permission to deal in, the Bonds and the Conversion Shares to be allotted and issued upon conversion of the Bonds. Admission of the Bonds to the Hong Kong Stock Exchange and quotation of the Bonds are not to be taken as an indication of the merits of the Company or the Bonds. DEFINITIONS In this announcement, the following expressions have the meanings set out below unless the context otherwise requires: “Board” the board of Directors “Bond(s)” convertible bonds convertible at the option of the holder thereof into fully paid Shares “Company”, “us”, “our”, “we” Wynn Macau, Limited, a company incorporated on 4 September 2009 as an exempted company with limited liability under the laws of the Cayman Islands “connected person” has the meaning ascribed to it under the Listing Rules “Conversion Share(s)” the Share(s) to be issued upon the conversion of the Bonds "DICJ" the Direcção de Inspecção e Coordenação de Jogos (the Gaming Inspection and Coordination Bureau) of the Secretariat for Economy and Finance of the Macau government “Director(s)” the director(s) of the Company “Encore at Wynn Macau” a casino resort located in Macau, connected to and fully integrated with Wynn Macau, owned and operated directly by WRM, which opened on 21 April 2010 “Group” the Company and its subsidiaries “Hong Kong” the Hong Kong Special Administrative Region of the PRC

5 “Hong Kong Stock Exchange” The Stock Exchange of Hong Kong Limited “Listing Rules” the Rules Governing the Listing of Securities on The Stock Exchange of Hong Kong Limited “professional investors” as defined in Chapter 37 of the Listing Rules “SFO” Securities and Futures Ordinance (Chapter 571 of the Laws of Hong Kong) “SFC Code” the Code of Conduct for Persons Licensed by or Registered with the Securities and Futures Commission “Share(s)” ordinary share(s) with a nominal value of HK$0.001 each in the share capital of the Company “United States” the United States of America “U.S. Securities Act” the United States Securities Act of 1933 (as amended) “US$” United States dollar(s), the lawful currency of the United States “WRM” Wynn Resorts (Macau) S.A., a company incorporated under the laws of Macau and a wholly-owned subsidiary of the Company “Wynn Macau” a casino hotel resort located in Macau, owned and operated directly by WRM, which opened on 6 September 2006, and where appropriate, the term also includes Encore at Wynn Macau “Wynn Palace” an integrated resort and casino in the Cotai area of Macau, which is operated by WRM and opened on August 22, 2016 “%” percentage By order of the Board Wynn Macau, Limited Dr. Allan Zeman Chairman Hong Kong, 2 March 2023 As at the date of this announcement, the Board comprises Craig S. Billings and Frederic Jean-Luc Luvisutto (as Executive Directors); Linda Chen (as Executive Director and Vice Chairman); Ellen F. Whittemore and Ian Michael Coughlan (as Non- Executive Directors); Allan Zeman (as Independent Non-Executive Director and Chairman); and Lam Kin Fung Jeffrey, Bruce Rockowitz, Nicholas Sallnow-Smith and Leah Dawn Xiaowei Ye (as Independent Non-Executive Directors).